UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Annual Report to Shareholders

DWS Commodity Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.74%, 2.52%, 2.47% and 1.36% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Classes A, B and C shares and for the 3-year and Life of Fund periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/08
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Class A	45.16%	23.84%	22.29%
Class B	44.14%	22.91%	21.37%
Class C	44.14%	22.91%	21.37%
S&P® Goldman Sachs Commodity Index+	76.01%	19.74%	18.59%
MSCI World Energy Index+	20.46%	22.54%	20.40%
MSCI World Materials Index+	16.08%	31.47%	24.18%
Blended Index+	44.89%	23.87%	21.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 6/30/08
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Institutional Class	45.68%	24.17%	22.58%
S&P Goldman Sachs Commodity Index+	76.01%	19.74%	18.59%
MSCI World Energy Index+	20.46%	22.54%	20.40%
MSCI World Materials Index+	16.08%	31.47%	24.18%
Blended Index+	44.89%	23.87%	21.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/08	$ 19.06	$ 18.71	$ 18.71	$ 19.08
6/30/07	$ 13.13	$ 12.98	$ 12.98	$ 13.12
Distribution Information: Twelve Months as of 6/30/08: Income Dividends	$ —	$ —	$ —	$ .03
Class A Lipper Rankings — Commodities Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	22	of	36	60
3-Year	3	of	26	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$13,682	$17,901	$18,582
	Average annual total return	36.82%	21.42%	20.16%
Class B	Growth of $10,000	$14,114	$18,369	$19,019
	Average annual total return	41.14%	22.47%	21.00%
Class C	Growth of $10,000	$14,414	$18,569	$19,219
	Average annual total return	44.14%	22.91%	21.37%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$17,601	$17,169	$17,639
	Average annual total return	76.01%	19.74%	18.59%
MSCI World Energy Index+	Growth of $10,000	$12,046	$18,400	$18,548
	Average annual total return	20.46%	22.54%	20.40%
MSCI World Materials Index+	Growth of $10,000	$11,608	$22,724	$20,557
	Average annual total return	16.08%	31.47%	24.18%
Blended Index+	Growth of $10,000	$14,489	$19,005	$18,862
	Average annual total return	44.89%	23.87%	21.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,456,800	$1,914,300	$1,987,000
	Average annual total return	45.68%	24.17%	22.58%
S&P Goldman Sachs Commodity Index+	Growth of $1,000,000	$1,760,100	$1,716,900	$1,763,900
	Average annual total return	76.01%	19.74%	18.59%
MSCI World Energy Index+	Growth of $1,000,000	$1,204,600	$1,840,000	$1,854,800
	Average annual total return	20.46%	22.54%	20.40%
MSCI World Materials Index+	Growth of $1,000,000	$1,160,800	$2,272,400	$2,055,700
	Average annual total return	16.08%	31.47%	24.18%
Blended Index+	Growth of $1,000,000	$1,448,900	$1,900,500	$1,886,200
	Average annual total return	44.89%	23.87%	21.01%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 1.57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 6/30/08
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Class S	45.50%	24.06%	22.48%
S&P Goldman Sachs Commodity Index+	76.01%	19.74%	18.59%
MSCI World Energy Index+	20.46%	22.54%	20.40%
MSCI World Materials Index+	16.08%	31.47%	24.18%
Blended Index+	44.89%	23.87%	21.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/08	$ 19.09
6/30/07	$ 13.13
Distribution Information: Twelve Months as of 6/30/08: Income Dividends	$ .01
Class S Lipper Rankings — Commodities Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	21	of	36	57
3-Year	2	of	26	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class S	Growth of $10,000	$14,550	$19,094	$19,820
	Average annual total return	45.50%	24.06%	22.48%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$17,601	$17,169	$17,639
	Average annual total return	76.01%	19.74%	18.59%
MSCI World Energy Index+	Growth of $10,000	$12,046	$18,400	$18,548
	Average annual total return	20.46%	22.54%	20.40%
MSCI World Materials Index+	Growth of $10,000	$11,608	$22,724	$20,557
	Average annual total return	16.08%	31.47%	24.18%
Blended Index+	Growth of $10,000	$14,489	$19,005	$18,862
	Average annual total return	44.89%	23.87%	21.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Classes A, B, C and S; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,236.10	$ 1,231.70	$ 1,231.70	$ 1,236.40	$ 1,238.20
Expenses Paid per $1,000*	$ 8.34	$ 12.48	$ 12.48	$ 7.28	$ 6.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,017.40	$ 1,013.67	$ 1,013.67	$ 1,018.35	$ 1,018.85
Expenses Paid per $1,000*	$ 7.52	$ 11.26	$ 11.26	$ 6.57	$ 6.07
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.50%	2.25%	2.25%	1.31%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Commodity Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Commodity Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995.

• Over 23 years of investment industry experience.

• BA, State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999.

• Over 21 years of investment industry experience.

• BA, Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996.

• Over 12 years of investment industry experience.

• BS, State University of New York at Fredonia.

In the following interview, the portfolio management team discusses market conditions and DWS Commodity Securities Fund's investment strategy during the annual period ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund and the overall commodities market perform during the annual period?

A: The Class A shares of the fund produced a total return of 45.16% for the 12 months ended June 30, 2008. In comparison, the fund's benchmark — which is divided between the S&P Goldman Sachs Commodities Index (50%), the MSCI World Energy Index (25%) and the MSCI World Materials Index (25%) — returned 44.89% during the same interval.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

1 The S&P Goldman Sachs Commodity Index (S&P GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

At a time when the broader financial markets were pressured by persistent bad news regarding the US economy, commodities and commodity-related equities were boosted by positive supply-and-demand fundamentals, strong investment inflows and weakness in the US dollar. The result was a gain of 76.01% for the S&P Goldman Sachs Commodities Index (S&P GSCI) during the past 12 months, well ahead of both bonds and global equities. The equity portion of the fund's blended benchmark gained 18.27%, the average of the returns of the MSCI World Energy Index, which advanced 20.46% and the MSCI World Materials Index, which gained 16.08%.

Q: What elements of the fund's positioning had the largest impact on its performance?

A: We invest in commodity-linked structured notes that provide us with market exposure to specific commodities, and in commodity-linked equities. We look to capture commodity returns via: (1) allocation between the equities and the structured notes, depending on whichever we believe has the greater potential return; (2) tactical positions in specific commodities (through investment in the structured notes); and (3) individual security selection.

Looking first at allocations, we generated positive relative performance through the first half of the period via our ability to allocate between commodity-linked securities and securities of companies of commodity-related industries. In the third quarter of 2007, we shifted from an underweight position in commodity-linked securities to an overweight, a move that was a positive for performance.2 We elected to book profits late in 2007 by moving this overweight back to neutral. We subsequently restored the overweight in commodity-linked securities coming into 2008, a decision which was based on our view that commodities would outperform the related equities amid heightened concerns surrounding the fallout from credit markets. This overweight position added value for the fund, and we have since moved back to a neutral weight in order to lock in profits. These shifts added to the fund's return during the past 12 months, illustrating the potential value of active management.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Tactical positioning in commodities detracted from performance during the annual period. On the positive side of the ledger, the fund was overweight natural gas, gasoline and corn, all of which contributed nicely to performance. However, this was more than offset by negative contributions from gold and an underweight position in crude oil, which we put on in December of 2007.

Q: How did the fund's major investment themes affect performance?

A: There were four themes at work in the fund during the past 12 months:

• Alternative energy is here to stay. Renewable energy currently accounts for a small portion of global energy consumption, but rising oil prices are leading to a greater push for the development of alternative energy sources. This sector performed very well during the second half of 2007, adding strongly to the fund's return during that time. While alternative energy has been one of the worst-performing industries in our investment universe so far in 2008, the fund's positions in this group added value for the full year. As of the end of June, the fund's largest holdings in alternative energy were Monsanto Co., Agrium Inc. and Wacker Chemie AG.

• Follow the petrodollars. The strength in oil prices means that energy companies are flush with cash that they can reinvest into added drilling capacity. We believe drilling companies, oil equipment and service providers, and engineering/ construction companies are all key beneficiaries of this increased spending. These investments outperformed the broader energy market, led by Cameron International Corp, Tenaris SA and TETRA Technologies, Inc.

• Go long what China is short and short what China is long. We continue to emphasize our long-standing theme of owning commodities for which China's demand cannot be met by its internal supplies. This forms the basis for the fund's overweight positions in iron ore, coal and steel, all of which added significantly to performance during the past year.

• Capitalize on the tightness in refining. Throughout most of the period, the fund was overweight in refining stocks. This positioning was based on our view that the lack of new refining capacity in the United States has created an imbalance of supply and demand in the industry. However, the price of refining companies' primary input — crude oil — has been rising faster than the price of its outputs (gasoline, diesel fuel, heating oil, etc.). The sector has underperformed the broader energy group by a wide margin as a result, and this has detracted from the fund's performance. We have since reduced the fund's position in refiners.

Q: How did the fund's stock selection affect performance?

A: Individual stock selection was a source of outperformance for the fund. On the industry level, our stock picks generated the best absolute returns in the fertilizer/agricultural, alternative energy, exploration/production, gold and coal sectors. The best-performing individual stocks were Mosaic Co., First Solar Inc.*, Agrium Inc., Cleveland-Cliffs Inc. and Kinross Gold Corp.

* As of June 30, 2008, the positions were sold.

The worst absolute returns came from the paper products, refining, forest products, construction materials and diversified chemicals sectors. The worst-performing stocks in the fund were Uranium One Inc.*, Yingli Green Energy Holding Co., Stora Enso Oyj*, Valero Energy Corp.* and Tokyo Steel Manufacturing Co., Ltd.*

* As of June 30, 2008, the positions were sold.

Q: How is the fund positioned?

A: In terms of its broader allocations, the fund held a neutral positioning between physical commodities and commodity-related equities at the close of the period. This reflects our view that the risks and rewards between the two sectors are equally balanced at this stage.

The fund's tactical positioning reflects opportunities we are finding in various areas of our market. Key elements of this positioning are as follows:

• Overweight agricultural commodities and livestock. This is based on the fact that rising demand for food, feed and ethanol continue to drive grain prices higher. Higher grain prices, in turn, raise the price of livestock and boost demand for seeds and fertilizer.

• Overweight aluminum and copper. We believe robust demand, low inventories, long-term supply constraints and near-term supply disruptions provide a strong fundamental underpinning for the prices of both metals. The overweight exposure is achieved via an overweight in both metals and positions in related equities such as Century Aluminum Company* and Freeport-Mcmoran Copper & Gold, Inc.

• Overweight gold. The fund continues to hold a position in the SPDR Gold Trust, an exchange-traded fund that tracks the price of gold. This is based on our view that the metal continues to serve as a hedge against inflation and the devaluation of paper currencies, as well as a place of refuge in times of distress for the global equity markets. All of these factors came into play during the past year, boosting the price of gold from about $650/oz. at the beginning of the period to over $900 by the end of June 2008.

• Underweight crude oil. While this element of the fund's positioning has hurt performance so far this year amid the run-up in oil prices, we retain this underweight based on our expectation that crude will be flat to down in the second half of the year.

• Overweight natural gas. We believe declining inventories, supply disruptions and the globalization of natural gas prices will lead to higher prices in the short term. The fund is positioned to benefit from this trend via overweight positions in the commodity as well as its holdings in related equities, such as Gazprom, Encana Corp., UItra Petroleum Corp. and Trican Well Service Ltd.

• Overweight platinum and uranium. We see the prices of both of these metals being underpinned by the combination of production shortfalls and rising demand. We have sought to gain exposure via holdings in stocks such as Aquarius Platinum Ltd., Uranium Participation Corp. and Impala Platinum Holdings Ltd.

Q: What is your broad view on the commodity markets at this stage?

A: Believing the recent increase in commodity prices represents a continuation of the long-term bull market in the asset class, it is our view that commodities are not currently in a speculative "bubble." We point to the price action in many of the non-exchange-traded commodities, such as iron ore and steel, as proof that the rise in commodity prices is being driven by exceptionally strong fundamentals. Thermal coal, steel and iron ore have seen year-to-date price increases of 90-115%, and it is critical to understand that these prices are not set on a futures exchange, but negotiated directly between consumers and producers. The price increases therefore have been driven entirely by supply and demand, a point that is often overlooked when the topic of speculators and their impact on commodity prices is discussed.

We believe constrained supply, strong demand, low inventories, industry consolidation and higher production costs are long-term factors that continue to underpin the prices of metals, energy and agricultural commodities. However, we expect a wide dispersion in commodity prices going forward, and we believe that volatility is likely to remain high.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/08	6/30/07

Commodities Linked/Structured Notes	45%	51%
Common Stocks	44%	46%
Cash Equivalents	9%	2%
Exchange Traded Fund	1%	1%
Exchange Traded Note	1%	—
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/08	6/30/07

United States	45%	44%
Canada	13%	9%
United Kingdom	11%	11%
France	5%	7%
Australia	5%	5%
Netherlands	4%	7%
Bermuda	3%	—
Sweden	2%	1%
Spain	2%	—
Norway	2%	2%
China	2%	—
Russia	1%	3%
Italy	—	3%
Finland	—	3%
Other	5%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	6/30/07

Energy	55%	51%
Materials	43%	48%
Industrials	1%	1%
Consumer Staples	1%	—
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (17.7% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	2.9%
2. ExxonMobil Corp. Explorer and producer of oil and gas	United States	2.7%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	2.0%
4. Total SA Produces, refines, transports and markets oil and natural gas	France	1.8%
5. Rio Tinto Operator of a mining, manufacturing and development company	United Kingdom	1.7%
6. Monsanto Co. Provider of agricultural products	United States	1.5%
7. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	1.4%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	United States	1.3%
9. BG Group PLC Specializes in the exploration, production and distribution of gas and oil	United Kingdom	1.2%
10. Freeport-McMoRan Copper & Gold, Inc. Miner of copper and gold	United States	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008

	Shares	Value ($)

Common Stocks 46.2%
Argentina 0.5%
Tenaris SA (ADR) (Cost $1,624,323)	40,600	3,024,700
Australia 2.1%
BHP Billiton Ltd.	243,700	10,379,592
Rio Tinto Ltd.	17,985	2,344,531
(Cost $7,477,260)		12,724,123
Bermuda 1.3%
Aquarius Platinum Ltd. (a)	109,101	1,741,563
Aquarius Platinum Ltd. (a)	144,783	2,312,583
Nabors Industries Ltd.*	75,900	3,736,557
(Cost $5,638,242)		7,790,703
Brazil 0.5%
Companhia Vale do Rio Doce (ADR)	68,400	2,450,088
OGX Petroleo e Gas Participacoes SA*	500	396,107
(Cost $2,686,450)		2,846,195
Canada 6.1%
Agrium, Inc.	50,800	5,477,552
Enbridge, Inc.	115,300	4,981,973
EnCana Corp.	70,900	6,491,345
Kinross Gold Corp.	164,600	3,890,223
Potash Corp. of Saskatchewan, Inc.	27,400	6,356,789
Suncor Energy, Inc.	86,328	5,011,883
Trican Well Service Ltd.	90,700	2,254,825
Uranium Participation Corp.*	127,400	1,218,152
(Cost $23,623,018)		35,682,742
China 0.8%
Hidili Industry International Development Ltd.	880,000	1,528,569
PetroChina Co., Ltd. "H" (ADR)	15,000	1,932,900
Yingli Green Energy Holding Co., Ltd. (ADR)*	76,700	1,221,064
(Cost $5,271,568)		4,682,533
France 2.4%
Lafarge SA	24,087	3,684,882
Total SA	122,162	10,414,415
(Cost $13,595,550)		14,099,297
Germany 0.4%
Wacker Chemie AG (Cost $2,253,258)	11,100	2,313,518
Indonesia 0.3%
PT Bumi Resources Tbk (Cost $1,352,386)	1,859,600	1,662,010
Luxembourg 0.6%
ArcelorMittal (Cost $2,377,304)	36,782	3,630,846
Netherlands 1.9%
Royal Dutch Shell PLC "A"	117,444	4,820,451
Royal Dutch Shell PLC "B"	80,106	3,219,529
SBM Offshore NV	88,950	3,276,871
(Cost $10,591,751)		11,316,851
Norway 0.8%
StatoilHydro ASA (ADR) (Cost $3,597,008)	129,050	4,823,889
Russia 0.7%
Gazprom (ADR) (a)	16,309	945,922
Gazprom (ADR) (a)	58,912	3,410,213
(Cost $3,182,542)		4,356,135
South Africa 0.2%
Impala Platinum Holdings Ltd. (Cost $1,247,542)	29,800	1,173,215
Spain 0.8%
Gamesa Corp. Tecnologica SA	27,600	1,354,680
Repsol YPF SA	82,700	3,253,872
(Cost $4,647,859)		4,608,552
Sweden 0.8%
SSAB Svenskt Stal AB "A" (Cost $4,551,132)	141,700	4,550,603
United Kingdom 5.0%
Anglo American PLC	20,647	1,462,407
BG Group PLC	271,840	7,081,284
BHP Billiton PLC	178,499	6,856,020
BP PLC	535,910	6,217,141
Rio Tinto PLC	62,240	7,631,147
(Cost $20,562,884)		29,247,999
United States 21.0%
Air Products & Chemicals, Inc.	42,120	4,163,983
Apache Corp.	38,350	5,330,650
Archer-Daniels-Midland Co.	61,200	2,065,500
Cameron International Corp.*	63,300	3,503,655
Chevron Corp.	116,100	11,508,993
Cleveland-Cliffs, Inc.	22,600	2,693,694
Commercial Metals Co.	50,121	1,889,562
ExxonMobil Corp.	178,710	15,749,712
Freeport-McMoRan Copper & Gold, Inc.	58,900	6,902,491
Frontier Oil Corp.	52,500	1,255,275
Holly Corp.	34,700	1,281,124
Marathon Oil Corp.	71,900	3,729,453
Martin Marietta Materials, Inc.	27,090	2,806,253
Monsanto Co.	69,608	8,801,236
National-Oilwell Varco, Inc.*	40,500	3,593,160
Occidental Petroleum Corp.	66,750	5,998,155
Pactiv Corp.*	80,900	1,717,507
Peabody Energy Corp.	47,616	4,192,589
PPG Industries, Inc.	40,750	2,337,828
Praxair, Inc.	48,010	4,524,462
Schlumberger Ltd.	70,940	7,621,084
Steel Dynamics, Inc.	97,800	3,821,046
TETRA Technologies, Inc.*	72,500	1,718,975
The Mosaic Co.*	22,300	3,226,810
Transocean, Inc.*	31,800	4,846,002
Ultra Petroleum Corp.*	25,800	2,533,560
United States Steel Corp.	16,700	3,085,826
Weyerhaeuser Co.	50,160	2,565,182
(Cost $94,469,926)		123,463,767
Total Common Stocks (Cost $208,750,003)		271,997,678

Exchange Traded Fund 1.0%
SPDR Gold Trust* (Cost $3,462,544)	62,979	5,756,281

Exchange Traded Note 0.6%
iPath Dow Jones-AIG Livestock Total Return Sub-Index* (Cost $3,407,846)	76,901	3,332,889
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 47.8%
Barclays S&P GSCI Structured Note, 144A, 2.363%, 5/15/2009 (b)	8,353,000	9,173,039
Barclays S&P GSCI Structured Note, 144A, 2.363%, 6/24/2009 (b)	18,716,000	18,947,517
Cargill S&P GSCI Structured Note, 144A, 2.263%, 6/24/2009 (b)	48,146,000	48,736,126
Credit Suisse S&P GSCI Structured Note, 144A, 2.733%, 6/25/2009 (b)	27,622,000	28,039,092
Landesbank Baden-Wurttemberg MLCX Structured Note, 144A, 2.313%, 7/24/2009 (c)	44,312,000	44,944,776
Lehman S&P GSCI Structured Note, 144A, 2.193%, 10/23/2008 (b)	12,700,000	19,526,250
Merrill Lynch & Co., Inc. MLCX Structured Note, 144A, 2.463%, 7/24/2009 (c)	27,617,000	28,012,199
Morgan Stanley S&P GSCI Structured Note, 144A, 2.413%, 6/26/2009 (b)	27,622,000	28,098,756
Svensk ExportKredit AB S&P GSCI Structured Note, 144A, 2.523%, 6/24/2009 (b)	27,600,000	27,941,412
UBS S&P GSCI Structured Note, 144A, 2.343%, 6/19/2009 (b)	27,614,000	27,900,081
Total Commodities Linked/Structured Notes (Cost $270,336,500)		281,319,248

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 1.08%**, 7/17/2008 (d) (Cost $1,753,158)	1,754,000	1,752,898
	Shares	Value ($)

Cash Equivalents 9.7%
Cash Management QP Trust, 2.49% (e) (Cost $57,017,245)	57,017,245	57,017,245
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $544,727,296)+	105.6	621,176,239
Other Assets and Liabilities, Net	(5.6)	(32,749,749)
Net Assets	100.0	588,426,490
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $545,475,779. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $75,700,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,599,442 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,898,982.
(a) Securities with the same description are issued by the same corporate entity but trade on different stock exchanges.
(b) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(c) Security is linked to the Merrill Lynch Commodity index eXtra (MLCX). The index is a composite of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities
(d) At June 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MLCX: Merrill Lynch Commodity Index

SPDR: Standard & Poor's Depositary Receipt

S&P GSCI: S&P Goldman Sachs Commodity Index

As of June 30, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Goldman Sachs Commodity Index	7/16/2008	85	17,586,857	18,340,875	754,018

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008
Assets
Investments: Investments in securities, at value (cost $487,710,051)	$ 564,158,994
Investment in Cash Management QP Trust, at value (cost $57,017,245)	57,017,245
Total investments, at value (cost $544,727,296)	621,176,239
Cash	35,302
Foreign currency, at value (cost $3,648)	3,712
Receivable for investments sold	3,511,147
Receivable for Fund shares sold	2,840,889
Dividends receivable	126,484
Interest receivable	101,338
Foreign taxes recoverable	29,745
Due from Advisor	7,111
Other assets	54,500
Total assets	627,886,467
Liabilities
Payable for investments purchased	37,072,468
Payable for daily variation margin on open futures contracts	61,625
Payable for Fund shares redeemed	1,282,967
Accrued management fee	438,432
Other accrued expenses and payables	604,485
Total liabilities	39,459,977
Net assets, at value	$ 588,426,490
Net Assets Consist of
Undistributed net investment income	10,359
Net unrealized appreciation (depreciation) on: Investments	76,448,943
Futures	754,018
Foreign currency	(1,104)
Accumulated net realized gain (loss)	116,860,296
Paid-in capital	394,353,978
Net assets, at value	$ 588,426,490

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($371,955,207 ÷ 19,514,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.06
Maximum offering price per share (100 ÷ 94.25 of $19.06)	$ 20.22

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,210,677 ÷ 1,347,261 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 18.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($85,539,075 ÷ 4,571,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 18.71
Class S Net Asset Value, offering and redemption price(a) per share ($33,751,241 ÷ 1,768,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.09

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($71,970,290 ÷ 3,772,629 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.08
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $219,682)	$ 3,317,728
Interest	36,094
Interest — Cash Management QP Trust	774,458
Total Income	4,128,280
Expenses: Management fee	3,881,715
Administration fee	409,043
Services to shareholders	775,441
Custodian fee	110,458
Distribution and service fees	1,500,934
Professional fees	104,772
Trustees' fees and expenses	18,079
Reports to shareholders	161,955
Registration fees	94,032
Other	61,591
Total expenses before expense reductions	7,118,020
Expense reductions	(452,517)
Total expenses after expense reductions	6,665,503
Net investment income (loss)	(2,537,223)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	120,855,077
Futures	6,232,044
Written options	(38,744)
Foreign currency	24,766
127,073,143
Change in net unrealized appreciation (depreciation) on: Investments	35,552,438
Futures	754,018
Foreign currency	2,606
36,309,062
Net gain (loss)	163,382,205
Net increase (decrease) in net assets resulting from operations	$ 160,844,982

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (2,537,223)	$ 82,604
Net realized gain (loss)	127,073,143	(6,669,360)
Change in net unrealized appreciation (depreciation)	36,309,062	24,651,987
Net increase (decrease) in net assets resulting from operations	160,844,982	18,065,231
Distributions to shareholders from: Net investment income: Class A	—	(846,842)
Class S	(18,555)	(43,470)
Institutional Class	(38,485)	(81,388)
Net realized gains: Class A	—	(2,948,700)
Class B	—	(291,512)
Class C	—	(937,229)
Class S	—	(115,344)
Institutional Class	—	(185,551)
Total distributions	(57,040)	(5,450,036)
Fund share transactions: Proceeds from shares sold	268,607,087	146,096,597
Reinvestment of distributions	53,513	4,432,019
Cost of shares redeemed	(147,100,015)	(105,838,528)
Redemption fees	11,676	9,994
Net increase (decrease) in net assets from Fund share transactions	121,572,261	44,700,082
Increase (decrease) in net assets	282,360,203	57,315,277
Net assets at beginning of period	306,066,287	248,751,010
Net assets at end of period (including undistributed net investment income of $10,359 and $47,414, respectively)	$ 588,426,490	$ 306,066,287

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended June 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.13	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	.02	.11	.02
Net realized and unrealized gain (loss)	6.01	.83	2.20	.35
Total from investment operations	5.93	.85	2.31	.37
Less distributions from: Net investment income	—	(.06)	(.02)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	—	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 19.06	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[c,d]	45.16	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	372	211	166	44
Ratio of expenses before expense reductions (%)	1.62	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.50	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	(.49)	.21	.91	.57*
Portfolio turnover rate (%)	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	5.92	.81	2.19	.35
Total from investment operations	5.73	.75	2.21	.34
Less distributions from: Net realized gains	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	17	16	4
Ratio of expenses before expense reductions (%)	2.41	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.25	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(1.24)	(.54)	.17	(.18)*
Portfolio turnover rate (%)	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	5.92	.81	2.19	.35
Total from investment operations	5.73	.75	2.21	.34
Less distributions from: Net realized gains	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	52	48	12
Ratio of expenses before expense reductions (%)	2.35	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.25	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(1.24)	(.54)	.16	(.18)*
Portfolio turnover rate (%)	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.13	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	.04	.13	.03
Net realized and unrealized gain (loss)	6.02	.82	2.21	.34
Total from investment operations	5.97	.86	2.34	.37
Less distributions from: Net investment income	(.01)	(.08)	(.04)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	(.01)	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 19.09	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[c]	45.50	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	14	10	2
Ratio of expenses before expense reductions (%)	1.48	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.32	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	(.31)	.36	1.07	.72*
Portfolio turnover rate (%)	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.12	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.05	.14	.03
Net realized and unrealized gain (loss)	6.03	.82	2.20	.34
Total from investment operations	5.99	.87	2.34	.37
Less distributions from: Net investment income	(.03)	(.09)	(.05)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	(.03)	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 19.08	$ 13.12	$ 12.56	$ 10.37
Total Return (%)	45.68	7.25[c]	22.52[c]	3.70c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	12	10.4
Ratio of expenses before expense reductions (%)	1.22	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.22	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	(.21)	.46	1.18	.82*
Portfolio turnover rate (%)	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties under valuation procedures which are approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2008, the value of these securities comprised 47.8% of the Fund's net assets and resulted in unrealized appreciation of $10,982,748.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

During the year ended June 30, 2008, the Fund utilized approximately $7,100,000 of capital loss carryforwards.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 81,812,365
Undistributed long-term capital gains	$ 36,550,432
Unrealized appreciation (depreciation) on investments	$ 75,700,460

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2008	2007
Distributions from ordinary income*	$ 57,040	$ 3,195,311
Distributions from long-term capital gains	$ —	$ 2,254,725
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $670,700,145 and $569,065,393, respectively.

For the year ended June 30, 2008, transactions for written options on investments were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Options written	584	152,003
Options closed	(397)	(43,692)
Options exercised	(119)	(76,992)
Options expired	(68)	(31,319)
End of period	—	$ —

C. Related Parties

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the Advisor for the Fund.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Accordingly, for the year ended June 30, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

For the period from July 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

For the period from July 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.35%.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.31%.

In addition, the Advisor reimbursed $3,051 of sub-recordkeeping expenses for Class S.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2008, the Advisor received an Administration Fee of $409,043, of which $46,424 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2008
Class A	$ 411,475	$ 317,075	$ 60,492
Class B	35,724	31,159	2,828
Class C	85,486	64,172	12,059
Class S	34,884	34,884	—
Institutional Class	5,578	—	2,213
	$ 573,147	$ 447,290	$ 77,592

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2008
Class B	$ 147,853	$ 14,809
Class C	497,890	50,103
	$ 645,743	$ 64,912

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2008	Annual Effective Rate
Class A	$ 642,465	$ 136,231.24%
Class B	48,912	9,888.25%
Class C	163,814	33,343.25%
	$ 855,191	$ 179,462

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2008 aggregated $90,999.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2008, the CDSC for the Fund's Class B and C shares was $86,212 and $14,321, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2008, DIDI received $90 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,805, of which $12,108 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the year ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $2,176 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2008, DWS Alternative Asset Allocation Plus Fund individually held 10% of the outstanding shares of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2008		Year Ended June 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,838,255	$ 154,701,687	9,031,313	$ 108,059,655
Class B	552,693	8,634,640	382,495	4,554,781
Class C	1,682,846	25,597,055	1,696,532	20,157,874
Class S	1,749,192	27,026,044	813,333	10,004,723
Institutional Class	3,273,512	52,647,661	277,610	3,319,564
		$ 268,607,087		$ 146,096,597
Shares issued to shareholders in reinvestment of distributions
Class A	—	—	252,558	$ 2,939,780
Class B	—	—	21,682	250,650
Class C	—	—	73,851	853,719
Class S	1,194	17,728	13,126	152,785
Institutional Class	2,420	35,785	20,231	235,085
		$ 53,513		$ 4,432,019
Shares redeemed
Class A	(6,384,846)	$ (99,099,031)	(6,431,369)	$ (75,431,142)
Class B	(495,295)	(7,705,398)	(418,419)	(4,878,861)
Class C	(1,153,975)	(17,812,907)	(1,544,086)	(17,887,056)
Class S	(1,017,182)	(15,653,416)	(548,778)	(6,278,431)
Institutional Class	(449,145)	(6,829,263)	(114,237)	(1,363,038)
		$ (147,100,015)		$(105,838,528)
Redemption fees		$ 11,676		$ 9,994
Net increase (decrease)
Class A	3,453,409	$ 55,609,457	2,852,502	$ 35,574,165
Class B	57,398	929,334	(14,242)	(72,525)
Class C	528,871	7,784,996	226,297	3,125,949
Class S	733,204	11,394,291	277,681	3,880,882
Institutional Class	2,826,787	45,854,183	183,604	2,191,611
		$ 121,572,261		$ 44,700,082

H. Revenue Rulings

The fund obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Commodity Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Commodity Securities Fund (the "Fund") at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $40,205,000, as capital gains dividends for its year ended June 30, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended June 30, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,891,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Commodity Security Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMODITY SECURITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$62,000	$0	$0	$0
2007	$60,000	$128	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$31,000	$0
2007	$133,000	$16,250	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$31,000	$600,000	$631,000
2007	$0	$16,250	$0	$16,250

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008